SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (date of earliest event reported): April 18, 1997



                         CARRAMERICA REALTY CORPORATION
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             (Exact name of registrant as specified in its charter)


              Maryland                    1-11706                 52-1796339
----------------------------           -----------               ------------
(State or Other Jurisdiction           (Commission               (IRS Employer
          of Incorporation)            File Number)              Identification
                                                                 Number)


1700 Pennsylvania Avenue, N.W., Washington, D.C.                   20006
------------------------------------------------                ----------
         (Address of Principal Executive Offices)               (Zip Code)


       Registrant's telephone number, including area code: (202) 624-7500








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Item 7.    Financial Statements, Pro Forma Financial Information  and Exhibits
--------------------------------------------------------------------------------

Exhibit
Number                     Exhibit

5.1 Opinion of Hogan & Hartson L.L.P., which is being filed pursuant to Regulation 601(b)(5) as an exhibit to the Registrant's registration statement on Form S-3, File No. 333-22353, under the Securities Act of 1933, as amended, and which, since this Form 8-K filing is incorporated by reference in such registration statement, will be set forth in full in such registration statement as of the time of this filing.

5.2 Opinion of Hogan & Hartson L.L.P., which is being filed pursuant to Regulation 601(b)(5) as an exhibit to the Registrant's registration statement on Form S-3, File No. 333-22353, under the Securities Act of 1933, as amended, and which, since this Form 8-K filing is incorporated by reference in such registration statement, will be set forth in full in such registration statement as of the time of this filing.

23.1                       Consent of Hogan & Hartson L.L.P. (included in
                           Exhibit 5.1).

23.2                       Consent of Hogan & Hartson L.L.P. (included in
                           Exhibit 5.2).

                                   SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date:  April 18, 1997                     CARRAMERICA REALTY CORPORATION



                                          By:      /s/ Brian K. Fields
                                             -----------------------------------
                                                   Brian K. Fields
                                                   Chief Financial Officer